UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549




                           ________________________

                                  FORM 8-K


                           ________________________


                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported) January 3, 1995
                                                  _______________


                           DART GROUP CORPORATION
           ______________________________________________________
           (Exact name of registrant as specified in its charter)



            Delaware                0-1946           53-0242973
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)           File Number)   Identification No.)



        3300 75th Avenue, Landover, Maryland        20785
     ________________________________________     __________
     (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (301) 731-1200
                                                   _______________

       ______________________________________________________________
       (Former name or former address, if changed since last report.)


     The total number of sequentially numbered pages is 2.

     This filing contains no exhibits.

Item 5.  Other Events

Litigation
__________

               On January 3, 1995, plaintiffs in the shareholder derivative action, Alan R. Kahn and The Tudor Trust v. Herbert Haft, et al., C.A. No.
        _________________________________________________________
13154 (Del. Chancery), filed a motion for the appointment of a temporary custodian to manage the affairs of Dart Group Corporation (the "Corporation") or of a receiver to sell it or oversee a recapitalization thereof. The Corporation intends to oppose this motion.

Executive Committee
___________________

               L.G. Schafran has been elected to serve as Chairman of the Executive Committee. He succeeds the late H. Ridgely Bullock in this position.

                              SIGNATURE
                              _________

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DART GROUP CORPORATION


                                      By: /s/ Robert A. Marmon
                                           Robert A. Marmon
                                           Chief Financial Officer

Date:  January 10, 1995